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                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [x]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ] Confidential, for use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[X] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

 ...............................OGDEN CORPORATION ..............................

               (Name of Registrant as Specified In Its Charter)

 .............................PROVIDENCE CAPITAL, INC...........................

                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:

      .........................................................................
      2) Aggregate number of securities to which transaction applies:

      .........................................................................
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined)
      .........................................................................
      4) Proposed maximum aggregate value of transaction:

      .........................................................................

      5) Total fee paid:

      .........................................................................



[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
         ......................................................................

         2) Form, Schedule or Registration Statement No.:
         ......................................................................

         3) Filing Party:
         ......................................................................

         4) Date Filed:
         ......................................................................

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PROVIDENCE CAPITAL RESPONDS TO OGDEN'S COMMENTS REPORTED IN WALL STREET JOURNAL

May 12, 1998: Providence Capital responded to comments made by Ogden Corporation's representatives in the Wall Street Journal's "Heard on the Street" column published today (WSJ, C4, col. 3), relating to Providence's efforts to elect its three nominees to the Ogden Board in opposition to three of management's candidates.

         Providence is pleased that Ogden has publicly acknowledged, in statements attributed by the WSJ to Quinton Marshall, an Ogden officer, that "management is `not happy with the eight-year track record'" and that Ogden's conglomerate structure has needed to be reworked. Providence notes that the eight years to which Ogden's representative made reference corresponds with R. Richard Ablon's tenure as CEO of the company.

         Providence's nominees will seek to foster changes to improve Ogden's growth and business values. Specifically, among other things, Providence's director nominees will ask that the Board seriously consider:

          o The repurchase of a significant number of Ogden's shares with available cash to improve capital allocation.
               Providence believes that share buybacks are, on the whole, a better, more flexible method for returning value to shareholders than dividend payments.

          o The spinoff or sale of Ogden's admittedly low-growth waste-to-energy business. In Providence's opinion, the sale or spin-off of the WTE business could positively impact Ogden's risk profile and growth potential.

          o The appointment of a new Chairman and Chief Executive Officer. In Providence's view, Mr. R. Richard Ablon has failed to demonstrate the leadership that Ogden needs and that its shareholders deserve during his eight-year tenure.

         Finally, Providence is appalled that Ogden appears to continue to mischaracterize Providence's motives in this contest. The Wall Street Journal reports Ogden officials as saying that "Providence offered to give up the fight in exchange for a $50,000 per month retainer fee under a proposed investment banking arrangement . . . " (WSJ, May 12, 1998, C4, col. 3). Providence has previously warned Ogden and its directors that similar statements are entirely without factual foundation and an attempt to distract Ogden's shareholders from the critical business issues in this contested election. In fact, Providence has stated in its proxy materials that in light of its role in this contest, it will not make itself available to act as a financial advisor to the company if any of its three nominees are elected.

         Providence Capital asks Ogden shareholders not to vote management's proxy until they have had the opportunity to review
Providence's definitive materials, which are expected to be available tomorrow.

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         Providence Capital is a NASD-registered broker-dealer and
investment management firm with special expertise in corporate governance and shareholder matters. Providence Capital has been successful in placing directors on the boards of California Microwave, Inc., Chic by H.I.S., Inc., COMSAT Corporation, and Mesa Air Group, Inc.

         Providence Capital, Inc. and other participants in Providence's solicitation own a total of 41,000 shares of common stock of Ogden.

         For a copy of the company's proxy materials, shareholders may contact Providence Capital at 212/888-3200 or MacKenzie Partners, Inc. toll-free at 800/322-2885.

ADDITIONAL INFORMATION REGARDING THE NOMINEES

Current ownership interests in securities of Ogden of the nominees and their associates.


                                           Number and Class
Name of Nominee                            of Shares Owned
---------------                            ---------------


Michael G. Conroy                          None
400 East 56th Street
New York, NY 10022

Larry G. Schafran                          None

LG Schafran & Associates
54 Riverside Drive
Apt. 14B
New York, NY 10024

Robert J. Slater                           1,000 shares of Common Stock
Jackson Consulting
Wahackme Road
New Canaan, CT 06840

None of the associates of any of the nominees owns any securities of the Company, other than Lynn Hecht Schafran, the wife of Larry G. Schafran, who owns 1,000 shares of Ogden common stock directly and who holds an indirect interest in the 30,000 shares of Common Stock of the Company owned directly by Providence Investors. Ms. Schafran has a less than 2% interest in Providence Investors. Mr. Schafran disclaims beneficial ownership of the shares owned directly or indirectly by his wife.


ADDITIONAL INFORMATION REGARDING OTHER PARTICIPANTS

Name, principal occupation or business,
business address                             Number and Class of Shares Owned
----------------                             --------------------------------

Providence Capital, Inc.                     10,000 shares of Common Stock
Broker-Dealer Firm
730 Fifth Avenue, Suite 2102
New York, NY 10019

Herbert A. Denton                            40,000 shares of Common Stock
President, Chief Executive Officer           (10,000 shares through Providence
Providence Capital, Inc.                     as to which Mr. Denton has a sole
730 Fifth Avenue, Suite 2102                 voting and investment power and
New York, NY 10019                           30,000 shares through Providence,
                                             Investors LLC, a private
                                             investment fund located at 730
                                             Fifth Avenue,New York, New York
                                             10019, as to which Mr. Denton
                                             shares voting and investment
                                             power with Mr. Morey as a
                                             managing member).

William Tapert                               None
Managing Director
Providence Capital, Inc.
730 fifth Avenue, Suite 2102
New York, NY 10019

Adam Weiss                                   None
Vice President
Providence Capital, Inc.
730 Fifth Avenue, Suite 2102
New York, NY 10019


Gregory Morey                                30,000 share of Common Stock
Vice President                               (through Providence Investors,
Providence Capital, Inc.                     LLC, as to which Mr. Morey shares
730 Fifth Avenue, Suite 2102                 voting and investment power with
New York, NY 10019                           Mr. Denton as a managingmember).

Pacific Equity Limited                       None
12th Floor
Dina House
Duddell Street
Hong Kong